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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                       February 7, 2003 (February 6, 2003)


                           NATIONAL STEEL CORPORATION
  ----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                         1-983              25-0687210
         --------                     ------------           ----------
 (State or Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)               File Number)       Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                      46545-3440
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code: 574-273-7000

                                       N/A
               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events and Required Regulation FD Disclosure.

     On February 6, 2003, the U.S. Bankruptcy Court for the Northern District of Illinois issued an order (the "Order") approving bidding procedures related to the Asset Purchase Agreement, dated January 30, 2003, by and among AK Steel Corporation ("AK Steel"), National Steel Corporation (the "Company") and certain of the Company's subsidiaries. A conformed copy of the Order is attached hereto as Exhibit 99.1. A copy of the Form of Notice of Sale is attached hereto as
Exhibit 99.2. On February 6, 2003, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.3.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     Exhibit
     Number      Description
     --------    -----------

     2.1 Asset Purchase Agreement, dated January 30, 2003, by and among AK Steel Corporation and National Steel Corporation and the Subsidiaries of National Steel Corporation set forth on the signature pages thereto, filed as Exhibit 2.1 to the Company's Current Report on Form 8-K, filed with the Commision on January 31, 2003, Commission File Number 1-983, is incorporated herein by reference.

     99.1 Conformed copy of the Order of the U.S. Bankruptcy Court for the Northern District of Illinois, dated February 6, 2003.

     99.2        Form of Notice of Sale.

     99.3        Press Release issued by National Steel Corporation on
                 February 6, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 7, 2003                      NATIONAL STEEL CORPORATION
                                            --------------------------
                                                  Registrant

                                                  By:  /s/ Kirk A. Sobecki
                                                       -------------------------
                                                       Kirk A. Sobecki
                                                       Senior Vice President &
                                                       Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

2.1 Asset Purchase Agreement, dated January 30, 2003, by and among AK Steel Corporation and National Steel Corporation and the Subsidiaries of National Steel Corporation set forth on the signature pages thereto, filed as Exhibit 2.1 to the Company's Current Report on Form 8-K, filed with the Commision on January 31, 2003, Commission File Number 1-983, is incorporated herein by reference.

99.1 Conformed copy of the Order of the U.S. Bankruptcy Court for the Northern District of Illinois, dated February 6, 2003.

99.2     Form of Notice of Sale.

99.3     Press Release issued by National Steel Corporation on February 6, 2003.